UNITED INTERNATIONAL HOLDINGS, INC.
               $208,938,800 10.875% Senior Discount Notes due 2009


                             NOTE PURCHASE AGREEMENT
                             -----------------------

                                                                  April 29, 1999

Donaldson, Lufkin & Jenrette
  Securities Corporation
UIH Funding Corp.
Salomon Smith Barney Inc.
Chase Securities Inc.
TD Securities (USA) Inc.
c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

         United International Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to UIH Funding Corp. ("UIH Funding"), an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Salomon Smith Barney, Inc. ("Salomon"), Chase Securities Inc. ("Chase") and TD Securities (USA) Inc. ("TD Securities") (together (not including DLJ), the
"Purchasers") an aggregate of $208,938,800 in accreted value of its 10.875% Senior Discount Notes due 2009 (the "Senior Notes"), subject to the terms and conditions set forth in this agreement (the "Agreement"). The Senior Notes are to be issued pursuant to the provisions of an indenture (the "Indenture") to be dated as of April 29, 1999 between the Company and Firstar Bank of Minnesota, N.A., as trustee (the "Trustee").

         Capitalized terms used herein and not otherwise defined are used herein as defined in the Initial Offering Memorandum (as defined below).

         1. OFFERING MEMORANDUM. The Senior Notes will be offered and sold to the Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared an initial offering memorandum, attached hereto as Exhibit A, relating to the Senior Notes (including the documents incorporated by reference therein, the "Initial Offering Memorandum"). The Company understands that the Senior Notes purchased hereunder by the Purchasers will be resold (the "Exempt Resales") pursuant to one or more exemptions from the registration requirements under the Act. DLJ will act as lead manager in connection with the Exempt Resales. Each Purchaser will either act as a co-manager or designate one of its affiliates so to act with respect to the Senior Notes owned by it. The Company agrees to prepare a preliminary offering memorandum (including the documents incorporated by reference therein, a "Preliminary Offering

Memorandum") and a final offering memorandum (including the documents incorporated by reference therein, an "Offering Memorandum") relating to the Senior Notes i n connection with each Exempt Resale, if requested by DLJ. DLJ agrees to notify the Company at such time as all of the Senior Notes have been resold by such Purchasers and the Company will thereupon so notify the Trustee (the "Purchaser Resale Notice").

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THIS SENIOR NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"), (B) IT IS ACQUIRING THIS SENIOR NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) AFTER THE COMPANY HAS RECEIVED A "PURCHASER RESALE NOTICE" (AS DEFINED IN THE INDENTURE), IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SENIOR NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
         (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) AFTER THE COMPANY HAS RECEIVED A "PURCHASER RESALE NOTICE" IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) AFTER THE COMPANY HAS RECEIVED A "PURCHASER RESALE NOTICE" TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SENIOR NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE ACCRETED VALUE OF SENIOR NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) AFTER THE COMPANY HAS RECEIVED A "PURCHASER RESALE NOTICE" IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND IF REQUESTED BASED

         UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SENIOR NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SENIOR NOTE IN VIOLATION OF THE FOREGOING."

         The Company understands that the Exempt Resales will be made solely to persons who are reasonably believed to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and to persons permitted to purchase the Senior Notes in offshore transactions in reliance upon Regulation S under the Act (each a "Regulation S Purchaser"). The QIBs and Regulation S Purchasers who purchase the Senior Notes in the initial placement thereof are referred to herein as the "Eligible Purchasers."

         Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of April 29, 1999, in substantially the form of Exhibit B hereto, for so long as any such Senior Notes constitute "Transfer Restricted Notes" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances and on the terms set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's Senior Discount Notes due 2009 (the "Exchange Notes" and together with the Senior Notes, the "Notes"), to be offered in exchange for the Senior Notes (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Senior Notes, and to use its best efforts to cause such Registration Statements to be declared effective.

         This Agreement, the fee agreement dated April 29, 1999 among the Company, DLJ and the Purchasers (the "Fee Agreement"), the Indenture, the Senior Notes and the Registration Rights Agreement are hereinafter referred to collectively as the "Transaction Documents."

         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Purchasers, and the Purchasers agree severally and not jointly to purchase from the Company the principal amount at maturity of Senior Notes set forth opposite their names on

Exhibit C hereto at a purchase price equal to 58.856% of the principal amount at maturity thereof (the "Purchase Price").

         3. DELIVERY AND PAYMENT. Delivery to the Purchasers, and payment for, the Senior Notes shall be made at 9:00 a.m. New York City time, on April 29, 1999 (the "Closing Date"), at the offices of DLJ, or such other time or place as you and the Company shall designate.

         The Senior Notes in global or definitive form shall be registered in such names and issued in such denominations as you shall request. Each of Salomon, Chase and TD Securities hereby appoints as attorney-in-fact to act on their behalf UIH Funding and authorizes UIH Funding to purchase the Senior Notes from the Company on their behalf in accordance with this paragraph pro rata in accordance with Schedule C attached hereto. Upon receipt of the Purchase Price plus an amount equal to the accrual of original issue discount on the Notes from the Issue Date to and including the date of reimbursement, if any, from each of Salomon, Chase and TD Securities, UIH Funding will deliver the Senior Notes that it purchased on behalf of each of Salomon, Chase and TD Securities respectively to separate respective accounts at DLJ in their respective names. If UIH Funding has not received the Purchase Price from any such Purchaser by 2:00 p.m. New York Time on April 30, 1999, the Senior Notes to which such Purchaser would otherwise be entitled pursuant to this Agreement shall revert to UIH Funding without, notwithstanding any other provision contained herein or in the Fee Letter, any liability or continuing obligation pursuant to this Agreement or the Fee Letter on the part of such Purchaser to any other party to this Agreement or the Fee Letter. The Senior Notes shall be delivered to UIH Funding, who shall hold such Senior Notes on behalf of the Purchasers as custodian, on the Closing Date with any transfer taxes payable upon initial issuance thereof duly paid by the Company, against payment of the Purchase Price by wire-transfer.

         Each of the Purchasers agrees that all Exempt Resales undertaken by each Purchaser will be conducted by their respective or their respective affiliate's sales departments, but that all Exempt Resales shall only take place on the terms as set forth in the Fee Letter.

         4. AGREEMENTS OF THE COMPANY. In connection with the sale of the Notes to the Purchasers and each Exempt Resale of the Notes, the Company agrees with DLJ and the Purchasers as follows:

              a. To advise DLJ and the Purchasers promptly and, if requested by the Purchas ers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of any change in the Company's condition (financial or otherwise), business, proposals, properties, net worth or results of operations or the happening of any event that makes any statement of a material fact made in the Initial Offering
Memorandum, any Preliminary Offering Memorandum or any Offering Memorandum untrue or that requires the making of any additions to or changes in the Initial Offering Memorandum, any Preliminary Offering Memorandum or any Offering
Memorandum in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Notes under any state securities or

Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Senior Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

              b. To prepare each Preliminary Offering Memorandum and each Offering Memorandum on a timely basis in connection with the Exempt Resales, if requested to do so by DLJ.

              c. To furnish DLJ and the Purchasers, without charge, with as many copies of the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, and any amendments or supplements thereto, as DLJ and the Purchasers may reasonably request. The Company consents to the use of the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, and any amendments and supplements thereto, by DLJ and the Purchasers in connection with offers or sales of the Senior Notes and agrees to cooperate with DLJ and the Purchasers in good faith in the marketing and sale of such Senior Notes, including, without limitation, participation on a customary basis in road show presentations, not to exceed ten business days, reasonably advisable in the opinion of DLJ in connection with such marketing and sale.

              d. Not to amend or supplement the Initial Offering Memorandum, any applicable Preliminary Offering Memorandum or any applicable Offering Memorandum prior to the final closing date of the applicable Exempt Resales as specified by DLJ (each date an Exempt Resale takes place, an "Exempt Resales Closing Date"), unless DLJ shall previously have been advised thereof and shall not have objected thereto after being furnished a copy thereof. The Company shall promptly prepare, upon your request, any amendment or supplement to the Initial Offering Memorandum, any Preliminary Offering Memorandum or any Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

              e. If, after the date hereof, any event shall occur as a result of which, in the reasonable judgment of the Company or in the reasonable judgment of DLJ or its counsel, it becomes necessary to amend or supplement, any Preliminary Offering Memorandum or any Offering Memorandum, as applicable, in order to make the statements therein, in the light of the circumstances when, any Preliminary Offering Memorandum or any Offering Memorandum, as applicable, is delivered to an Eligible Purchaser, not misleading, or if it is necessary to amend or supplement, any Preliminary Offering Memorandum or any Offering Memorandum, as applicable, to comply with applicable law, forthwith to prepare an appropriate amendment or supplement to, any Preliminary Offering Memorandum or any Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that, any Preliminary Offering Memorandum and any Offering Memorandum, as applicable, will comply with applicable law.

              f. To cooperate with you and your counsel in connection with the qualification of the Senior Notes under the securities or Blue Sky laws of such jurisdictions as you may request and to continue such qualification in effect for as long as may be necessary to complete the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

              g. Whether or not the transactions contemplated by this Agreement are consum mated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the printing, processing, filing, distribution and delivery of the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the printing, processing, execution, distribution and delivery of this Agreement, the other Transaction Documents, any memoranda describing state securities or Blue Sky laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection herewith and with the offer or sale of the Senior Notes, (iii) the issuance and delivery by the Company of the Senior Notes, (iv) the qualification of the Senior Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of your counsel relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith), (v) furnishing such copies of each Preliminary Offering Memorandum and each Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Senior Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, all expenses and listing fees in connection with the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Senior Notes by The Depository Trust Company ("DTC") for "book-entry" transfer, (x) the performance by the Company of its other obligations under this Agreement and the other Transaction Documents and (xi) the rating of the Senior Notes by investment rating agencies.

              h. To use the proceeds from the sale of the Senior Notes in the manner described in the Initial Offering Memorandum under the caption "Use of Proceeds."

              i. Not to claim voluntarily, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Senior Notes.

              j. To do and perform all things required to be done and performed under this Agreement by it on, prior to, and after the Closing Date and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Senior Notes.

              k. Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act), other than the Senior Notes, in a manner that would require the registration under the Act of the sale to the Purchasers or of any of the Exempt Resales of the Senior Notes.

              l. For so long as any of the Senior Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder and any prospective purchaser of such Senior Notes from such holder, the information required by Rule l 44A(d)(4) under the Act.

              m. Except as otherwise permitted under the Act, it will not, and will not authorize or permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Senior Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

              n. Neither the Company nor any of its affiliates will engage in any directed selling efforts within the meaning of Regulation S under the Act with respect to the Senior Notes in violation of the Act.

              o. To use its best efforts to cause the Exchange Offer to be made on the appropri ate form to permit registration of the Exchange Notes to be offered in exchange for the Senior Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

              p. To comply with all of its agreements set forth in the Transaction Documents, and all agreements set forth in the representation letter, as applicable, of the Company to DTC relating to the approval of the Senior Notes by DTC for "book-entry" transfer.

              q. To use its best efforts to effect the inclusion of the Senior Notes in PORTAL, when so requested by the Purchasers.

              r. During a period of five years following the date of this Agreement, to deliver to each of you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Company with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions.

              s. If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to Section 9 hereof) or if this Agreement shall be terminated by DLJ or the Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse DLJ and the Purchasers for all out-of-pocket expenses (including fees and expenses of counsel) for those reasonably incurred by the Purchasers in connection with the matters covered by this Agreement.

              t. To reaffirm, as of each of the Exempt Resales Closing Dates, in the form of an Officers' Certificate, the representations and warranties made to DLJ and the Purchasers pursuant to Section 5 of this Agreement.

              u. To satisfy for purposes of the Exempt Resales, on or prior to each of the Exempt Resales Closing Dates, the conditions set forth in Section 7 of this Agreement.

              v. Until such time as all the Notes have been resold by the Purchasers, the Company shall not list any securities of the Company of the same class (within the meaning of Rule 144A under the Act) as the Senior Notes on a national securities exchange.

              w. To deliver to the Purchasers on or prior to each of the Exempt Resales Closing Dates a current list of "significant subsidiaries" (as such term is defined in Rule 1-D2 (w) of Regulation S-X).

         5.  REPRESENTATIONS AND WARRANTIES.

         (a) The Company represents and warrants to DLJ and the Purchasers, as of the date hereof as follows. The references below to the Preliminary Offering Memorandum and the Offering Memorandum shall only apply to the representations and warranties made as of each Exempt Resales Closing Date.

              a. The Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum have been prepared in connection with and in contemplation of the sale to the Purchasers of the Senior Notes and, at the option of DLJ, Exempt Resales. The Initial Offering Memorandum does not and each Preliminary Offering Memorandum and each Offering Memorandum do not, and any supplement or amendment thereto prepared by the Company will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not apply to statements in or omissions from the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the first paragraph appearing on page i, the third full paragraph, the eighth paragraph, the eleventh paragraph, the twelfth paragraph, the thirteenth paragraph and the fourteenth paragraph appearing under the caption "Plan of Distribution" in the Initial Offering Memorandum constitutes the only written information furnished to the Company by you expressly for use in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (or any amendment or supplement thereto). No stop order preventing the use of the Initial Offering Memorandum, the applicable Preliminary Offering Memorandum and the applicable Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act or the applicable laws of any other jurisdiction, has been issued.

              b. When the Senior Notes are issued and delivered pursuant to this Agreement, none of the Senior Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered pursuant to the Exchange Act or that are quoted in a United States automated inter dealer quotation system.

              c. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the capital stock of the Company conforms in all material respects to the description thereof in the Initial
Offering Memorandum, and will so confirm with respect to each Preliminary Offering Memorandum and each Offering Memorandum; and the Company's ownership interest with respect to each of the corporations and partnerships (including its Restricted Affiliates) in which the Company has a direct or indirect investment (each a "Subsidiary" and, collectively, the "Subsidiaries") is in all material respects as described in the Initial Offering Memorandum, and will so conform with respect to each Preliminary Offering Memorandum and each Offering Memorandum and the descriptions of contracts and agreements set forth therein are and will be, as applicable accurate and complete in all material respects.

              d. The Company has all necessary corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to perform its obligations under this Agreement and the other Transaction Documents and to authorize, issue, sell and deliver the Senior Notes as contemplated by this Agreement and to perform its obligations thereunder, as applicable.

              e. The Indenture has been duly authorized by the Company and, when executed and delivered at the Closing, will be a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms. The Indenture, when executed and delivered, will conform to the description thereof in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum.

              f. The Senior Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform in all materials respects to the descriptions thereof in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum. When the Senior Notes are issued, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Senior Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

              g. The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

              h. The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Registration Rights Agreement, when executed and delivered, will conform to the description thereof in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum.

              i. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Initial Offering Memorandum, and, if applicable, as will be described in each Preliminary Offering Memorandum and each Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole. Such an effect, either singly or in the aggregate, is referred to in this Agreement as a "Material Adverse Effect" and the word "material" shall have a corresponding meaning.

              j. The Subsidiaries that were "significant subsidiaries" (as such term is defined in Rule 1-02(w) of Regulation S-X) as of December 31, 1998 are listed in the list of subsidiaries and affiliates included as Annexes A and B to the Initial Offering Memorandum. Each Subsidiary is a corporation or other legal entity duly organized, validly existing and in good standing in the jurisdiction of its formation, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Initial Offering Memorandum, and, if applicable, as will be described in the applicable Preliminary Offering Memorandum and Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; except as set forth in the Initial Offering Memorandum, or the applicable Preliminary Offering Memorandum or Offering Memorandum, all the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any material lien, adverse claim, security interest, equity or other encumbrance.

              k. There is (A) no legal, regulatory or governmental action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of the Subsidiaries is a party or to which the business or property of the Company or any of the Subsidiaries is subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of the Subsidiaries is subject issued that, in the case of clauses (A), (B) and (C) above, (x) might, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance or Exempt Resale of the Notes (materially, solely in the case of an Exempt Resale) or (z) in any manner draw (materially, solely in the case of an Exempt Resale) into question the validity of this Agreement or the other Transaction Documents.

              l. Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws or other organizational documents, or in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound.

              m. Neither the issuance and sale of the Senior Notes, the execution and delivery by the Company of the Transaction Documents, the performance of this Agreement, the Fee Agreement, Indenture and the Registration Rights Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby and thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and United States state securities or Blue Sky laws and regulations or such as may be required by the NASD), (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries, (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or
(iv) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company (other than in favor of the holders of the Senior Notes) or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except in each case where failure to obtain such consents, approvals, authorizations or orders or make such registrations or filings or where such conflicts or violations will not individually or in the aggregate have a Material Adverse Effect.

              n. The accountants,  Arthur Andersen LLP, KPMG  Accountants  N.V., and  Price  Waterhouse  each of  which  has  audited  certain  of the  financial statements that are or will be (as applicable) included, incorporated by reference or summarized in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, are independent certified public accountants with respect to the Company and its Subsidiaries under Rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings. The financial statements, together with related schedules and notes, included or incorporated by reference in the Initial Offering Memorandum, and that will be so included or incorporated in each Preliminary Offering Memorandum and each Offering Memorandum (and any amendment or supplement thereto) present fairly the respective financial positions, results of operations and changes in financial positions of the Company and each Subsidiary, in each case, for which such financial statements are or will be so included or incorporated by reference, on the basis stated in the Initial Offering Memorandum, the applicable Preliminary Offering Memorandum and the applicable Offering Memorandum at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included and to be included, as applicable, in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

              o. The financial statements, included or incorporated by reference in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (and any amendment or supplement thereto), present and, as applicable, will present fairly the respective financial positions, results of operations and changes in financial positions of (i) the Company and (ii) each Subsidiary, in each case, for which such financial statements are so included or incorporated by reference, on the basis stated in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the other financial and statistical information and data included in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (and any amendment or supplement thereto) are accurately presented and, as applicable, will be accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries; and the pro forma financial statements and "as adjusted" financial information and the related notes thereto included or incorporated by reference in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum have been or, as applicable, will be prepared in accordance with the applicable requirements of the Act (as though each Preliminary Offering Memorandum and each Offering Memorandum were a prospectus included in a registration statement filed pursuant to the Act) and on the bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

              p. The execution and delivery of, and the performance by the Company of its obligations under, this Agreement and the Fee Agreement have been duly and validly authorized by the Company, and this Agreement and the Fee Agreement have been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws.

              q. Except as disclosed in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum (or any amendment or supplement thereto), as applicable, subsequent to the respective dates as of which such information is given in the applicable Initial Offering Memorandum, Preliminary Offering Memorandum or Offering Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent or entered into any transaction, not in the ordinary course of business, that is material to the Company on a consolidated basis, and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Company, any of the Subsidiaries, or any change or any development that has, or that may reasonably be expected to have, a Material Adverse Effect, or any discovery of any change or development that may be reasonably expected to have any such Material Adverse Effect.

              r. Except as is not material, each of the Company and each Subsidiary has good and marketable title to all property (real and personal) described and, as applicable, to be described, in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum as being owned by it, free and clear of all liens, claims, security interests or other encumbrances (except such as are described, as applicable, in the Initial Offering Memorandum, Preliminary Offering Memorandum or Offering Memorandum and all the property described therein as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases).

              s. Each of the Company and each Subsidiary has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are and, as applicable, will be necessary to own its respective properties and to conduct its respective business in the manner described in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, subject to such qualifications as may be set forth, as applicable, in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum; each of the Company and each Subsidiary has fulfilled and performed all its material obligations with respect to such permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum as applicable; and, except as described in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, as applicable, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries. The descriptions contained and, as applicable, to be contained in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum of statutes, rules, regulations and other laws applicable to the Company and the Subsidiaries are and will be as of their respective dates accurate and complete in all material respects.

              t. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              u. No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Senior Notes or the Exempt Resales; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Senior Notes or suspends the sale of the Senior Notes or the Exempt Resales in any jurisdiction referred to in Section 4(f) hereof, and no action, suit or proceeding is pending affecting or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere (materially, solely in the case of Exempt Resales) with or (materially, solely in the case of Exempt Resales) adversely affect the issuance or marketability of the Senior Notes, including any Exempt Resale, or in any (material, solely in the case of Exempt Resales) manner draw into question the validity of any of the Transaction Documents; and every request of the Company by any securities authority or agency of any jurisdiction for additional information has been and will be complied with in all material respects.

              v. To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee, agent, co-investor or partner of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Initial Offering Memorandum, each Preliminary Offering Memorandum or each Offering Memorandum, as applicable.

              w. No registration under the Act of the Senior Notes is required for the sale of the Senior Notes to the Purchasers as contemplated hereby or for Exempt Resales to Eligible Purchasers, assuming (A) that the persons who buy the Senior Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of representations of DLJ and the Purchasers regarding the absence of general solicitation in connection with Exempt Resales described herein. No form of general solicitation or general advertising was used by the Company or any of its representatives in connection with the offer and sale of any of the Senior Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company or any of the subsidiaries within the six-month period immediately prior to the date hereof or will be sold prior to the Exempt Resale Closing Date.

              x. The Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, as of its respective date, and each amendment or supplement thereto, as applicable, as of its date, contains or will contain, as applicable, including the information incorporated by reference therein, all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

              y. Each of the Company and each Subsidiary has filed all material tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

              z. The Company and the Subsidiaries own or possess all material patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described, and, as applicable, to be described in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, as applicable, as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

              aa. The Company is not, and after the sale of the Senior Notes to be sold by it hereunder and the application of the proceeds from such sale as described in the Initial Offering Memorandum, each Preliminary Offering Memorandum and each Offering Memorandum, as applicable under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              bb. The Company has complied with all provisions of Florida H.B. 1771 codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder, relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

              cc. Except as described in the Initial Offering Memorandum, or the applicable Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

              dd. Except as described in the Initial Offering Memorandum or the applicable Offering Memorandum, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Notes or the right to have any other securities of the Company included in the registration statement or the right to require registration under the Act of any securities of the Company because of the execution by the Company of this Agreement or consummation of the transactions contemplated by this Agreement or otherwise.

              ee. Except as set forth in the Initial Offering Memorandum or the applicable Offering Memorandum, the Company has no commitments to fund entities that do not constitute Subsidiaries.

              ff. None of the Company, any Subsidiary or any agent thereof acting on the behalf of either of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes pursuant to the terms of this Agreement to violate Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

              gg. No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on retaining any rating assigned to the Company or any securities of the Company, or (ii) has indicated to the Company that it is considering (1) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (2) any change in the outlook for any rating of the Company or any securities of the Company;

              hh. Each certificate signed by any officer of the Company and delivered to DLJ and the Purchasers or the counsel of DLJ and the Purchasers pursuant hereto shall be deemed to be a representation and warranty by the Company to the Purchasers as to the matters covered thereby;

         The Company acknowledges that DLJ and the Purchasers and, for purposes of the opinions to be delivered to DLJ and the Purchasers pursuant to Section 7 hereof, counsel to the Company and counsel to DLJ and the Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         (b) The Purchasers, and in the case of clause 5(b)c. And 5(b)d., DLJ each represent and warrant to the Company and agree, as of the Date hereof and as of the Exempt Resales Closing Date, that:

              a. Such Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes.

              b. Such Purchaser is not acquiring the Senior Notes with a view to any distribu tion thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction.

              c. No form of general solicitation or general advertising has been or will be used by DLJ or the Purchasers or any of its representatives in connection with the offer and sale of any of the Senior Notes, which would render unavailable to the Company reliance upon the exemption from the registration requirements of the Act afforded by Section 4(2) thereof, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              d. DLJ and the Purchasers also understand that the Company and, for purposes of the opinions to be delivered to DLJ and the Purchasers pursuant to Section 7 hereof, counsel to the Company and counsel to the DLJ and the
Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6.   INDEMNIFICATION AND CONTRIBUTION.

              a. The Company agrees to indemnify and hold harmless (i) DLJ and the Purchasers, (ii) each person, if any, who controls DLJ or any of the Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of DLJ and the Purchasers or any controlling person of any of them (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Offering Memorandum, any Preliminary Offering Memorandum or any Offering Memorandum or in any amendment or supplement thereto, as applicable, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to DLJ and the Purchasers furnished to the Company in writing by or on behalf of DLJ and the Purchasers expressly for use in connection therewith. The foregoing indemnity agreement shall apply to all actions taken by DLJ and the Purchasers pursuant hereto and pursuant to the Fee Letter and shall be in addition to any liability which the Company may otherwise have.

              b. If any action,  suit or proceeding shall be brought against any
Indemnified Person with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company, and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by its counsel that representation of such Indemnified Person and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnified Person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Person not having actual or potential differing interests with such Indemnified Person or among themselves, which firm shall be designated in writing by such Indemnified Person, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Indemnified Person, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse such indemnified party for fees and expenses of counsel as incurred, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. The indemnifying party shall not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability arising out of such action, claim, litigation or proceeding.

              c. DLJ and the Purchasers agree to indemnify and hold harmless the Company, its directors, its officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each
Indemnified Person, but only with respect to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person through you expressly for use in the Initial Offering Memorandum, the applicable Preliminary Offering Memorandum and the applicable Offering Memorandum, or any amendment or supplement thereto, as applicable. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Initial Offering Memorandum, any Preliminary Offering Memorandum or any Offering Memorandum, or any amendment or supplement thereto, as applicable, and in respect of which indemnity may be sought against DLJ and the Purchasers pursuant to this paragraph c., DLJ and the Purchasers shall have the rights and duties given to the Company by paragraph b. above (except that if the Company shall have assumed the defense thereof DLJ and the Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of DLJ and the Purchasers), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to DLJ and the Purchasers by paragraph b. above. The foregoing indemnity agreement shall be in addition to any liability which DLJ and the Purchasers may otherwise have.

              d. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs a. or c. hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and DLJ and the Purchasers on the other hand from the offering of the Senior Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and DLJ and the Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and DLJ and the Purchasers on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total fees received and retained by DLJ and the Purchasers pursuant to the Fee Agreement. The relative fault of the Company on the one hand and DLJ and the Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by DLJ and the Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              e. The Company, DLJ and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph d. above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph d. above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, DLJ and the Purchasers shall not be required to contribute any amount in excess of the amount by which the total fees received by DLJ and the Purchasers pursuant to the Fee Agreement exceeds the amount of any damages which DLJ and the Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              f. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and of DLJ and the Purchasers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of DLJ and the Purchasers or any person controlling DLJ and the Purchasers, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Senior Notes and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to DLJ or the Purchasers or any person controlling DLJ or the Purchasers, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 6.

              g. The statements set forth in the first paragraph appearing on page i, the third full paragraph, the eighth paragraph, the eleventh paragraph, the twelfth paragraph, the thirteenth paragraph and the fourteenth paragraph appearing under the caption "Plan of Distribution" in the Initial Offering Memorandum constitute the only information relating to DLJ and the Purchasers furnished to the Company in writing by or on behalf of the Purchasers as such information is referred to herein, including in Sections 5 and 6 hereof.

         7. CONDITIONS OF PURCHASERS' OBLIGATIONS. The obligation of the Purchasers to purchase Senior Notes hereunder is subject to the following conditions:

              a. All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof, the Closing Date, and on each Exempt Resales Closing Date, as applicable, with the same force and effect as if made on and as of the date hereof. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date and each Exempt Resales Closing Date, as applicable.

              b. The Initial Offering Memorandum shall have been printed and copies distributed to DLJ and the Purchasers not later than 10:00 p.m. New York City time on April 28, 1999.

              c. With respect solely to each Resale Closing Date, the Offering Memorandum shall have been printed and copies distributed to DLJ and the Purchasers not later than as required to effect Exempt Resales as reasonably specified by you after the Date of this Agreement or at such later date and time as to which you may agree, and no stop order suspending the qualification or exemption from qualification of any of the Senior Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

              d. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, or Exempt Sales Closing Date, as applicable, prevent the issuance or sale of any of the Senior Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would prohibit, interfere with or adversely affect the issuance or sale of the Senior Notes or would have a Material Adverse Effect or in any manner draw into question the validity of any of the Transaction Documents; and no stop order, injunction, restraining order, or order of any nature preventing the use of the Initial Offering Memorandum, any Preliminary Offering Memorandum or any Offering Memorandum, as applicable, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

              e. Subsequent to the effective date of this Agreement and prior to the applicable Exempt Resale, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Initial Offering Memorandum, or the applicable Offering Memorandum which, would materially adversely affect the market for the Senior Notes or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Initial Offering Memorandum or the applicable Offering Memorandum untrue in any material respect which, in the opinion of the Company and its counsel or DLJ and the Purchasers and their counsel, requires the making of any addition to or change in the Initial
Offering Memorandum or the applicable Offering Memorandum in order to make the statements therein not misleading, if amending or supplementing the Initial Offering Memorandum to reflect such event or development would in the opinion of DLJ and the Purchasers, materially adversely affect the market for the Senior Notes.

              f. DLJ and the Purchasers shall have received on the Closing Date and each Exempt Resales Closing Date, an opinion of Holme Roberts & Owen LLP, counsel for the Company, dated the Closing Date and each Exempt Resales Closing Date and addressed to you, to the effect that:

                 i. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own lease and operate its properties and to conduct its business as described in the Initial Offering Memorandum (and any amendment or supplement thereto) and, as applicable, the Offering Memorandum, and, based solely on certificates from and correspondence with public officials, is qualified to do business and is in good standing in the states Colorado and Delaware;

                 ii. Each of UIPI and UIHE (collectively, the "Designated Subsidiaries") and each of the corporate Subsidiaries incorporated in the United States (the "U.S. Subsidiaries") is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own, lease, and operate its properties and to conduct its business as described in the Initial Offering Memorandum (and any amendment or supplement thereto) and, as applicable, the Offering Memorandum; and all the outstanding shares of capital stock of each of the Designated Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Initial Offering Memorandum, are owned by the Company directly free and clear, to the best knowledge of such counsel after reasonable inquiry, of any security interest, lien, adverse claim, equity or other encumbrance;

                 iii. All the outstanding shares of capital stock or other equity interest of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights (whether provided pursuant to Transaction Documents or, to the best knowledge of such counsel, after due inquiry, contractually), and, except as set forth in the Initial Offering Memorandum, and, as applicable, the Offering Memorandum, are owned by the Company directly, or indirectly through one of the U.S. Subsidiaries, free and clear, to the best knowledge of such counsel after due inquiry, of any security interest, lien, adverse claim, equity or other encumbrance;

                 iv. The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Initial Offering Memorandum or the applicable Offering Memorandum; and the Company's ownership interest with respect to each of the Designated Subsidiaries is as described in the Initial Offering Memorandum or the applicable Offering Memorandum;

                 v. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable;

                 vi. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and to consummate the transactions contemplated thereby, including, without limitation, with the corporate power and authority to issue, sell and deliver the Senior Notes as contemplated by this Agreement and to perform its obligations hereunder and thereunder;

                 vii. The Company has the corporate power and authority to enter into this Agreement and the Fee Agreement, and to issue, sell and deliver the Senior Notes to the Purchasers as provided herein, and each of this Agreement and the Fee Agreement, been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity;

                 viii. The Company has the corporate power and authority to execute, deliver and perform its respective obligations under the Senior Notes;

                 ix.  The  Senior  Notes  and  the  Indenture   have  been  duly
authorized, executed and delivered by the Company;

                 x. The Company has duly and validly authorized, executed and delivered the Indenture and (assuming the due authorization, execution and delivery thereof by the Trustee) the Indenture is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable. The Indenture conforms as to legal matters in all material respects to the summary description thereof in the Initial Offering Memorandum and, as applicable, the Offering Memorandum;

                 xi. The Senior Notes have been duly and validly authorized for issuance and sale to the Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable. The Senior Notes, when issued, authenticated and delivered, will conform as to legal matters in all material respects to the summary description thereof in the Initial Offering Memorandum and, as applicable, the Offering Memorandum;

                 xii. The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, or (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (B) to the extent that a waiver of rights under any usury laws may be unenforceable;

                 xiii. The Registration Rights Agreement has been duly and validly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (A) as such enforcement may be limited by (y) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (z) general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity and (B) such counsel need express no opinion as to the enforceability of the indemnification or contribution provisions contained in Section 7 of the Registration Rights Agreement. The Registration Rights Agreement conforms, as to legal matters, in all material respects to the summary description thereof in the Initial Offering Memorandum and, as applicable, in the Offering Memorandum;

                 xiv. When the Senior Notes are issued and delivered pursuant to this Agreement and at each applicable Exempt Resale Closing Date, none of the Senior Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                 xv. Neither the Company nor any of the Designated Subsidiaries nor any U.S. Subsidiary is in violation of its respective certificate or articles of incorporation or bylaws, or other organization documents, or to the best knowledge of such counsel after reasonable inquiry, is in material default in the performance of any obligation, agreement or condition contained in any permit or any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Initial Offering Memorandum and, as applicable, in the Offering Memorandum;

                 xvi. Registration of the Senior Notes under the Act or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is not required in connection with the offer, sale and delivery of the Senior Notes to the Purchasers or the resale of the Senior Notes pursuant to the terms of this Agreement, including pursuant to the applicable Exempt Resale, it being understood that in rendering this opinion such counsel may assume the accuracy of the representations of the Purchasers and the Company contained herein and that the offer, sale and delivery of the Senior Notes have been made as contemplated by this Agreement and the Initial Offering Memorandum and the applicable Offering Memorandum;

                 xvii. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Senior Notes, and the consummation of the transactions contemplated hereby and thereby, including the use of proceeds and the Exempt Resales, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default (or an event that with notice or the lapse of time, or both, would constitute a default) under, or require consent under, or result in the imposition of a lien or encumbrance on any assets or properties of the Company or any of its subsidiaries, or an acceleration of indebtedness pursuant to, (A) the organizational documents of the Company or any of its subsidiaries, (B) any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument, known to such counsel after reasonable inquiry, to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (C) any U.S. law, statute, rule or regulation applicable to the Company, any of the U.S. Subsidiaries or any of their assets or properties, or (D) any judgment, order or decree of any U.S. court or governmental agency or U.S. authority, known to such counsel after reasonable inquiry, having jurisdiction over the Company, any of the U.S. Subsidiaries or their assets or properties, except such conflicts or violations as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency in the United States is required for the execution, delivery and performance of this Agreement or the other Transaction Documents, except (subject to clause (xvi) above) such as have been obtained prior to the Date hereof (or, in the case of the Registration Rights Agreement, are planned to be obtained or made under the Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD). In rendering the opinions required in this clause
(xvii), such counsel may rely on the accuracy of the representations of the Purchasers and the Company contained in this Agreement. No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained, or except where the failure to obtain such consents or waivers would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect;

                 xviii. To the best knowledge of such counsel, after reasonable inquiry, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Senior Notes or the Exempt Resales, no injunction, restraining order or order of any nature by a United States federal or state court of competent jurisdiction has been issued that prevents the issuance of the Senior Notes and no action, suit or proceeding is pending against or affecting or threatened against the Company or the Exempt Resales or any of the U.S. Subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Senior Notes or the Exempt Resales or in any manner draw into question the validity of any Transaction Document;

                 xix. To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the U.S. Subsidiaries is in violation of any law, ordinance, administrative or other governmental rule or regulation applicable to the Company or any of the U.S. Subsidiaries or any of the U.S. Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the U.S. Subsidiaries or any of the U.S. Subsidiaries, except for such violations as would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect;

                 xx. The statements in the Initial Offering Memorandum and, as applicable, the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and complete in all material respects and present fairly the information required to be shown, to the extent governed by the laws of jurisdictions on which such counsel expresses an opinion;

                 xxi.  Each of the Company and each  Designated  Subsidiary  and each U.S. Subsidiary has all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect), to own its properties and to conduct its businesses as now being conducted, as described in the Initial Offering Memorandum and, as applicable, the Offering Memorandum;

                 xxii. Neither the Company nor any of its subsidiaries is, nor, after the sale of Senior Notes to be sold by it hereunder and the application of the proceeds from such sales as described in the Initial Offering Memorandum, under the caption "Use of Proceeds," will they be (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                 xxiii. There is (A) to the knowledge of such counsel, after reasonable inquiry, no legal, regulatory or governmental action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of such counsel, threatened or contemplated to which the Company or any of the U.S. Subsidiaries is a party or to which the business or property of the Company or any of the U.S. Subsidiaries is subject, (B) no law, statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, to the extent governed by the laws of jurisdictions on which such counsel expresses an opinion, (C) to the knowledge of such counsel, after reasonable inquiry, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company or any of the U.S. Subsidiaries is subject issued that, in the case of clauses (A), (B) and (C) above, (x) might, singly or in the aggregate, result in a Material Adverse Effect, (y) would interfere with or adversely affect the issuance of the Senior Notes or the Exempt Resales or (z) in any manner draw into question the validity of this Agreement, the Fee Agreement or the other Transaction Documents;

                 xxiv. To the best knowledge of such counsel, there are no holders of debt securities of the Company who, by reason of the execution by the Company of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register debt securities of the Company under the Act or analogous foreign laws and regulations securities held by them;

                 xxv. The Initial Offering Memorandum, as of its date, and each amendment or supplement thereto, if any, as of its date and, as applicable, the Offering Memorandum (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical, and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), contains all the information specified in, and meeting all the requirements of, Rule l44A(d)(4) under the Act;

                 xxvi. To the best knowledge of such counsel after reasonable inquiry, except as described in the Initial Offering Memorandum or the applicable Offering Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

                 xxvii. To the best knowledge of such counsel after reasonable inquiry, except as described in, or incorporated by reference into, the Initial Offering Memorandum or the applicable Offering Memorandum, there is no holder of any security of the Company or any other person (other than the Purchasers) who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Senior Notes or the right to have any other securities of the Company included in the Initial Offering Memorandum, or the Offering Memorandum or the right, to require registration under the Act of any securities of the Company;

                 xxviii. The issuance and sale of the Senior Notes pursuant to the terms of this Agreement will not violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System; and

                 xxix. The statements in the Initial Offering Memorandum under "Risk Factors -We may be limited in claiming foreign tax credits; we do business in countries that do not have tax treaties with the United States," and "- You will generally be required to include original issue discount on the senior notes in gross income before you receive any cash payment on the senior notes" insofar as they constitute statements of law or legal conclusions are accurate in all material respects.

                  In addition, such counsel shall state that it has generally reviewed and discussed with certain officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel the preparation of the Initial Offering Memorandum and the applicable Offering Memorandum and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the Initial Offering Memorandum (as amended or supplemented, if applicable) as of the date of the Initial Offering Memorandum or at the Closing Date or the Offering Memorandum as of any Exempt Resales Closing Date, if applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of, and express no view as to, the financial statements, notes and schedules and other financial or statistical data included in the Initial Offering Memorandum or, as applicable, the Offering Memorandum.

                  Such opinion may be limited to the federal laws of the United States and the internal laws of the State of Colorado and the General Corporation Law of the State of Delaware. In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Colorado, provided that (1) each such local counsel is acceptable to DLJ and the Purchasers, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to DLJ and the Purchasers and is in form and substance satisfactory to it and its counsel, and (3) counsel shall state in their opinion that they believe that they, DLJ and the Purchasers are justified in relying thereon.

              g. DLJ and the Purchasers shall have received on the Closing Date and each Exempt Resales Closing Date, as applicable, the opinions of Houthoff Advocaten & Notarissen (with respect to UPC, UTH, A2000, and the laws of The Netherlands), Bruckhaus Westrick Heller Lober (with regard to the Telekabel Group and the laws of Austria), Stibbe Simont Monahan Davhot (with regard to Radio Public S.A. and the laws of Belgium,) Advokatfirmaet Steenstrup (with regard to Janco Multicom AS. and the laws of Norway), Yigal Arnon & Co. (with regard to Tevel and the laws of Israel), Freehill Hollingdale & Page (with regard to Austar and the laws of Australia), and Carey Abogados y Cia Ltda. (with regard to VTR Hipercable, and the laws of Chile), each dated the Closing Date and each Exempt Resales Closing Date, as applicable, and addressed to DLJ and the Purchasers, substantially to the effect that:

                 i. The statements included or incorporated by reference in the Initial Offering Memorandum, and the Offering Memorandum, as applicable, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and complete in all material respects and present fairly the information purported to be shown, and the descriptions of the applicable government regulations in each of such countries are accurate and complete in all material respects;

                 ii. Each of UPC, UTH, the Telekabel Group companies, Radio Public S.A., Janco Multicom S.A., A2000, Tevel, Austar, CTV Pty. Ltd. and STV Pty. Ltd ("CTV/STV"), and VTR Hipercable (collectively, the "Foreign Subsidiaries") is a corporation or other legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, with full power and authority to own, lease, and operate its properties and to conduct its business as described in or incorporated by reference into the Initial Offering Memorandum and, as applicable, the Offering Memorandum (and any amendment or supplement thereto); and all the outstanding shares of capital stock or other equity interest of each of the Foreign Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in or incorporated by reference into the Initial Offering Memorandum, and, as applicable the Offering Memorandum, are owned by the Company directly, or indirectly through one of the Subsidiaries, free and clear, to the best knowledge of such counsel after reasonable inquiry, of any security interest, lien, adverse claim, equity or other encumbrance;

                 iii. The Company's ownership interest with respect to each of the Foreign Subsidiaries is as described in or incorporated by reference into the Initial Offering Memorandum and, as applicable, the Offering Memorandum;

                 iv. None of the Foreign Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents; to the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Foreign Subsidiaries is in material default in the performance of any obligation, agreement or condition contained in any permit or any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in or incorporated by reference into the Initial Offering Memorandum and, as applicable the Offering Memorandum;

                 v. Neither the offer, sale or delivery of the Notes, the execution, delivery or performance of this Agreement, compliance by the Company with the provisions hereof and consummation by the Company of the transactions contemplated hereby and by the Transaction Documents, including the use of proceeds, and the Exempt Resales, conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of any of the Foreign Subsidiaries or any agreement indenture, lease or other instrument to which the Company or any of the Foreign Subsidiaries is a party or by which any of them or any of their respective properties is bound that is known to such counsel after reasonable inquiry, or, to the best knowledge of such counsel after reasonable inquiry, will result in the creation or imposition of any material lien charge or encumbrance upon any property or assets of the Company or any of the Foreign Subsidiaries nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company or the Foreign Subsidiaries or any of their respective properties, except where such violation would not have a Material Adverse Effect;

                 vi. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or any Foreign Subsidiary (except as may be required under state securities or Blue Sky law governing the purchase and distribution of the Notes) in connection with the consummation by the Company of the transactions contemplated hereby and by the Transaction Documents, including the use of proceeds, and the Exempt Resales for the valid issuance and sale of the Senior Notes to the Purchasers or pursuant to the Exempt Resales as contemplated by this Agreement;

                 vii. To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of the Foreign Subsidiaries is in violation of any law, ordinance administrative or governmental rule or regulation applicable to the Company or any of the Foreign Subsidiaries of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Foreign Subsidiaries, except where such violation would not have a Material Adverse Effect;

                 viii.  Each of the Company and each Foreign  Subsidiary has all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect) to own its properties and to conduct its businesses as now being conducted, as described in or incorporated by reference into the Initial Offering Memorandum and, as applicable, the Offering Memorandum; and

                 ix. Each of the Company and each Foreign Subsidiary owns all licenses and rights described in the Initial Offering Memorandum and, as applicable, the Offering Memorandum as being owned by the Company or the Foreign Subsidiaries and necessary for the conduct of its businesses, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Foreign Subsidiary with respect to the foregoing.

              h. The Purchasers and DLJ shall have received on the Closing Date and each Exempt Resales Closing Date, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated the applicable Exempt Resales Closing Date, and addressed to you, in form and substance reasonably satisfactory to DLJ.

              i. DLJ and the Purchasers shall have received letters on the Closing Date and on each Exempt Resales Closing Date, addressed to DLJ and the Purchasers, and dated the date hereof and thereof, as applicable, from Arthur Andersen LLP and Price Waterhouse, and others (as determined by DLJ) all of which are independent public accountants, substantially in the forms reasonably approved and requested by DLJ and the Purchasers.

              j. (i) There shall not have been any change in the capital stock of the Company (other than as a result of the issuance of shares of Class A Common Stock of the Company upon the exercise of outstanding warrants or stock options or upon conversion of shares of Class B Common Stock of the Company or the Company's preferred stock) nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Initial Offering Memorandum, each Preliminary Offering Memorandum or each Offering Memorandum (or any amendment or supplement thereto), as applicable; (ii) there shall not have been, since the respective dates as of which information is given in the Initial Offering Memorandum, each Preliminary Offering Memorandum or each Offering Memorandum (or any amendment or supplement thereto), as applicable, except as may otherwise be stated in the Initial Offering Memorandum (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries taken as a whole, other than those reflected in the Initial Offering Memorandum, each Preliminary Offering Memorandum or each Offering Memorandum (or any amendment or supplement thereto), as applicable; and
(iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date and on and as of each Exempt Resales Closing Date if any as if made on and as of such dates, and you shall have received a certificate, dated the Closing Date and each Exempt Resales Closing Date, if any and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 7(i).

              k. The Company shall not have failed at or prior to the Closing Date and each Exempt Resales Closing Date, if any, to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date and each Exempt Resales Closing Date, if any.

              l. The Company shall have furnished or caused to be furnished to DLJ and the Purchasers such further certificates and documents as you shall have requested.

              m. On or after the date hereof and prior to the applicable Exempt Resales Closing Date, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act , and there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization;

              n. The net proceeds to the Company of the Senior Notes shall be applied in the manner set forth under the caption "Use of Proceeds" in the Initial Offering Memorandum on the Closing Date.

              o. All transactions and conditions, including any Chilean governmental and foreign exchange approvals, that are required or contemplated by the VTR Acquisition, as defined in the Initial Offering Memorandum, to have been consummated or satisfied at or prior to the Closing Date shall have been consummated or satisfied prior to or simultaneously with the consummation of the purchase and sale of the Senior Notes hereunder, including, but not limited to the approval by all relevant Chilean authorities as required and the contemplated bank financing.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to DLJ and the Purchasers and your counsel.

         Any certificate or document signed by any officer of the Company and delivered to DLJ, the Purchasers, or counsel for DLJ or the Purchasers, shall be deemed a representation and warranty by the Company to DLJ and the Purchasers as to the statements made therein.

         8. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective upon the execution hereof.

         9. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in the absolute discretion of DLJ and the Purchasers, without liability on the part of the Purchasers to the Company, by notice to the Company, if prior the Closing Date, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market shall have been suspended or materially limited, (ii) general moratorium on commercial banking activities in New York or Colorado shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostile or other international or domestic calamity, crisis or change in political, financial or economic condition the effect of which on the financial markets of the United States is such as to make it, in the judgement of DLJ or the Purchasers impracticable or inadvisable to commence or continue the offering of the Senior Notes pursuant to Exempt Resales or to enforce contracts for the resale of the Senior Notes by DLJ and the Purchasers. Notice of such termination may be given to the Company by telegram, telecopy telephone and shall be subsequently confirmed by letter.

         10. MISCELLANEOUS. Except as otherwise provided in Sections 4 and 9 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to Company, at the office of the Company at 4643 South Ulster Street, Denver, Colorado 80237, Attention: Chief Financial Officer; or (ii) if to the Purchasers, separately and in each case care of Donaldson, Lufkin & Jenrette Securities Corporation and UIH Funding, 277 Park Avenue, New York, New York 10172.

         This Agreement has been and is made solely for the benefit of DLJ and the Purchasers, the Company, its directors and officers, and the other controlling persons referred to in Section 6 hereof and the respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term

"successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Purchasers of any of the Senior Notes in his status as such purchaser.

         11. APPLICABLE LAW: COUNTERPARTS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b) BUT EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the Purchasers.


                                         Very truly yours,

                                         UNITED INTERNATIONAL HOLDINGS, INC.


                                         By:  /s/ Michael T. Fries
                                            --------------------------------
                                               Name:  Michael T. Fries
                                               Title:    President

The foregoing Note Purchase Agreement is hereby confirmed and accepted as of the Date first above mentioned.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


BY:  /s/ Paul Thompson III
   ----------------------------------
     Name:  Paul Thompson III
     Title:


UIH FUNDING CORP.


BY:  /s/ Paul Thompson  III
   ----------------------------------

SALOMON SMITH BARNEY INC.


By:  /s/ Robert D. Miller
   ----------------------------------
    Name:  Robert D. Miller
    Title:  Vice President


CHASE SECURITIES INC.


By: /s/ R. Ranocchia
   ----------------------------------
    Name:  R. Ranocchia
    Title:  Managing Director


TD SECURITIES (USA), INC.


By: /s/ Thomas W. Regan
   ----------------------------------
    Name: Thomas W. Regan
    Title: Managing Director

EXHIBIT A

                         The Initial Offering Memorandum

                                [EXHIBIT OMITTED]

                                    EXHIBIT B

                          Registration Rights Agreement

                               [FILED SEPERATELY]

                                    EXHIBIT C


INITIAL PURCHASER                       PRINCIPAL AMOUNT AT MATURITY
-----------------                       ----------------------------

UIH Funding Corp.                            $177,500,000
Salomon Smith Barney                         $ 59,167,000
TD Securities (USA) Inc.                     $ 59,167,000
Chase Securities Inc.                        $ 59,166,000